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                                UNITED STATES
                         SECURITIES EXCHANGE COMMISSION
                             Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


                                Date of Report

                                July 10, 2000
                                -------------

                      Central American Equities Corporation
               --------------------------------------------------
               (Exact Name of Registrant as specified in charter)

FLORIDA                           0-24185                     65-0636168
-------                           -------                     ----------
(State or other                   (Commission                   (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

19200 Van Karman, Suite 500, Irvine, California                   92612
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(Address of principal executive offices)                          (Zip Code)

              Registrant's telephone number, including area code

                                (949)-622-5590
                                --------------

                 19200 Von Karman, Suite 850 Irvine CA 92612
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        (Former name or former address, if changed since last report.)


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ITEM 5.  OTHER EVENTS


a) We are reporting a change of address and phone number for the Company. The company's new address is:

Central American Equities, Inc.
19200 Von Karman, Suite 500
Irvine, CA 92612
949-622-5590


b) We are reporting a clerical error in the depiction of a director in the 10K filed for 1999. Fred Rosenmiller is a board member and board secretary. (He was erroneously reported as holding the title of treasurer).



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CENTRAL AMERICAN EQUITIES CORP.
                                       -------------------------------
                                                  (Registrant)

Date:  July 10, 2000                   By: /s/ MICHAEL N. CAGGIANO
                                           -------------------------
                                               Michael N. Caggiano
                                               President and CEO